Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments And Contingencies
Commitments and Contingencies

NOTE – 9 COMMITMENTS AND CONTINGENCIES

The Company leases its office and testing space under one long-term non-cancelable operating lease agreement, which continues through April of 2014. A storage facility was under lease for one year commencing in June 2011. We were in a month to month lease arrangement for the storage space after expiration.

The lease payments set forth in the following table include the rents for both office space and storage space.

Year ended December 31	Lease payment
2013	$108,742
2014	38,199
2015	2,927
2016	--
2017	--
Thereafter	--
Total	$149,868

For the years ended December 31, 2012 and 2011, rental expenses were $120,033 and $112,533, respectively.